Segment and Geographic Information	12 Months Ended
Dec. 31, 2011
Segment Reporting [Abstract]
Segment Reporting Disclosure [Text Block]

Note 13 — Segment and Geographic Information

The Group’s principal operating and developmental activities occur in two geographic areas: Macau and Jeju. Management reviews the results of operations for each of its key geographic areas: Macau and Jeju. During the year ended December 31, 2011 and 2010, there was no operation in Jeju. The Group’s geographic information is as follows as of and the years ended December 31,

	2011	2010	2009
Net Revenues (Macau)	$250,575,452	$127,036,361	$59,548,437
Net Income (Loss) Attributable to Ordinary Shareholders (Macau)	$77,253,510	$32,966,865	$(18,505)
Total Assets (Macau)	$328,407,314	$220,058,197	$6,242,268
Net Revenues (Jeju)	$—	$—	$931,500
Net Income (Loss) Attributable to Ordinary Shareholders (Jeju)	$—	$—	$—
Total Assets (Jeju)	$—	$—	$7,902

There were no operations in Jeju in fiscal 2011 and 2010 because, due to the strong year-over-year gaming revenue growth in Macau beginning in the second half of fiscal 2009, the Company decided to increase its efforts in Macau.

When allocating its investment resources, the Group fundamentally looks at the costs and benefits of an opportunity. The Company expects that it will resume operations in Jeju when the benefits of geographical diversification and other economic benefits of resuming operations in Jeju outweigh the marginal return of expanding operations in Macau alone.